NEUBERGER BERMAN EQUITY FUNDS
         INVESTOR CLASS
         TRUST CLASS
         ADVISOR CLASS


SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 16, 2000

NEUBERGER BERMAN FOCUS FUND(REGISTERED)

Pursuant to a vote of shareholders held on March 30, 2001, Neuberger Berman FOCUS Fund became a non-diversified Fund.

ACCORDINGLY, THE SECTION ENTITLED "INVESTMENT POLICIES AND LIMITATIONS" IS HEREBY AMENDED AS FOLLOWS, TO MAKE CLEAR THAT THE FUNDAMENTAL INVESTMENT LIMITATION ON DIVERSIFICATION DOES NOT APPLY TO THAT FUND:

Investment Policies and Limitations
-----------------------------------

     3. DIVERSIFICATION (ALL FUNDS EXCEPT NEUBERGER BERMAN FOCUS FUND). No Fund may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities ("U.S. Government and Agency Securities"), or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

IN ADDITION, NEUBERGER BERMAN FOCUS FUND HAS ADOPTED THE FOLLOWING NON-FUNDAMENTAL INVESTMENT LIMITATION:

     DIVERSIFICATION (NEUBERGER BERMAN FOCUS FUND). The Fund is a non-diversified fund; however, the fund still intends to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended, which requires that, among other things, at the close of each quarter of the Fund's taxable year (i) with respect to 50% of its total assets, no more than 5% of its assets may be invested in the securities of any one issuer and (ii) no more than 25% of the value of its total assets may be invested in the securities of a single issuer. These limits do not apply to U.S. Government and Agency Securities or securities of other RICs.

The board of trustees has voted to remove the non-fundamental investment restriction that prohibited the fund from investing more than 50% of its total assets in any one sector of the economy. The purpose of this change is to provide the fund with greater flexibility in portfolio management and permit the fund to take greater advantage of the research and portfolio management resources available to it. This change takes effect on August 22, 2001.

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ACCORDINGLY,  THE NON-FUNDAMENTAL  INVESTMENT LIMITATION ON SECTOR CONCENTRATION
NO LONGER APPLIES TO NEUBERGER BERMAN FOCUS FUND AND THE THIRD PARAGRAPH OF THE SECTION ENTITLED "INVESTMENT PROGRAM" FOR THE NEUBERGER BERMAN FOCUS FUND IS HEREBY AMENDED TO READ AS FOLLOWS:

         A CONCENTRATED FUND

     In addition to his value bias, the Fund manager concentrates his efforts on six out of 13 possible economic sectors. Although the Fund is built one stock at a time, he has found that the conditions leading to an individual stock being undervalued similarly affect other companies in the same industries or sectors. Thus, an emphasis on relatively few sectors is a natural outgrowth of the fund's stock selection process. The Fund manager will not invest more than 25% of total assets in companies having their principal business activity in the same industry.

IN ADDITION, THE FOLLOWING PARAGRAPH HAS BEEN ADDED TO THE SECTION ENTITLED "INVESTMENT PROGRAM" FOR THE NEUBERGER BERMAN FOCUS FUND:

     To the extent the fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market, and the several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The principal risks affecting each sector are discussed on pages 43-45.

NEUBERGER BERMAN CENTURY FUND(REGISTERED)
NEUBERGER BERMAN FOCUS FUND(REGISTERED)
NEUBERGER BERMAN GUARDIAN FUND(REGISTERED)
NEUBERGER BERMAN INTERNATIONAL FUND(REGISTERED)
NEUBERGER BERMAN MANHATTAN FUND(REGISTERED)
NEUBERGER BERMAN PARTNERS FUND(REGISTERED)
NEUBERGER BERMAN REGENCY FUND(REGISTERED)
NEUBERGER BERMAN SOCIALLY RESPONSIVE FUND(REGISTERED)
NEUBERGER BERMAN TECHNOLOGY FUND(REGISTERED)

The Board of Trustees and NB Management have agreed that the advisory fee rates of certain funds should be reduced through the addition of one or more new breakpoints as the funds grow larger. The new breakpoints result from an analysis of the expected economies of scale.

ACCORDINGLY, THE SECTION ENTITLED "MANAGEMENT AND ADMINISTRATION FEES" IS AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

     For investment management services, each Fund (except Neuberger Berman GENESIS, MILLENNIUM, INTERNATIONAL and TECHNOLOGY Funds) pays NB Management a fee at the annual rate of 0.55% of the first $250 million of that Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250


                                       2

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million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425%
of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Neuberger Berman GENESIS Fund and Neuberger Berman MILLENNIUM Fund pay NB Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million and 0.65% of average daily net assets in excess of $1 billion. Neuberger Berman INTERNATIONAL Fund pays NB Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion. Neuberger Berman TECHNOLOGY Fund pays NB management a management fee at an annual rate of 0.85% of the first $500 million of the Fund's average daily net assets, 0.825% of the next $500 million, 0.80% of the next $500 million, 0.775% of the next $500 million, 0.750% of the next $500 million and 0.725% of average daily net assets in excess of $2.5 billion

THE DATE OF THIS SUPPLEMENT IS JUNE 22, 2001.

This supplement supercedes the supplement dated April 17, 2001.

NEUBERGER BERMAN
Neuberger Berman Management
605 Third Avenue, 2nd Floor
New York, NY  10158-0180